INCOME TAXES (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Start-up and acquisition costs	$ 180,000	$ 20,000
Net operating losses	256,000	210,000
Deferred Tax Assets, Gross, Total	436,000	230,000
Deferred tax liabilities:
Depreciation and amortization	(14,000)	0
Total	422,000	230,000
Valuation allowance	(422,000)	(230,000)
Net deferred tax assets	$ 0	$ 0